                                                                                                       Exhibit 99.2

The following certification is "furnished" as provided in the rules proposed by the Securities and Exchange
Commission in Release 34-47551, dated March 21, 2003.

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Home Properties of New York, Inc. (the "Company") on Form
10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on May
15, 2003 (the "Report"), I, David P. Gardner, Senior Vice President and Chief Financial Officer of the Company,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

         1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934, as amended; and

         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              By:  /s/ David P. Gardner
                                                              _______________________________

                                                              David P. Gardner
                                                              Senior Vice President and
                                                              Chief Financial Officer
                                                              May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Home Properties of New
York, Inc. and will be retained by Home Properties of New York, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.